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                                                                     EXHIBIT 23B

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 7, 1994 included in the company's Annual Report on Form 10-K for the year ended January 29, 1994.

                                                /s/ Arthur Andersen LLP


Cincinnati, Ohio,
October 4, 1994
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                                                                     EXHIBIT 23B
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

         As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 3, 1994, included in this Annual Report on Form 11-K for The United States Shoe Corporation Salaried Employees Tax Incentive Savings Plan for the year ended December 31, 1993, into the Company's registration statement filed on Form S-8 filed with the Securities and Exchange Commission on October 4, 1994.

                                                        /s/ Arthur Andersen LLP

Cincinnati, Ohio,
October 4, 1994